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                                                                  Exhibit 10.67A

         AMENDMENT NO. 1 TO THE 2000 NON-EXECUTIVE STOCK INCENTIVE PLAN

                                OF ePRESENCE INC.

         Subsection 5(a) of the 2000 Non-Executive Stock Incentive Plan (the "Plan") of ePresence, Inc. is hereby amended to increase from 750,000 to 1,250,000 the number of shares of Common Stock authorized for issuance under the Plan.

                                               Adopted by the Board of Directors
                                               on December 28, 2000